UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 17, 2006
(Date of earliest event reported)

FOX & HOUND RESTAURANT GROUP
(Exact name of registrant as specified in its charter)

DELAWARE	000-22753	52-2016614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 NORTH WATERFRONT PARKWAY, SUITE 310, WICHITA, KANSAS	67206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (316) 634-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 17, 2006 , an Amended and Restated Agreement and Plan of Merger was entered into by and among Fox & Hound Restaurant Group, Fox Acquisition Company and F & H Finance Corp.

Item 8.01 Other Events

Refer to press release Exhibit 99.2

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Amended and Restated Agreement and Plan of Merger by and among Fox & Hound Restaurant Group, Fox Acquisition Company and F & H Finance Corp. dated
                                January 17, 2006.

    Exhibit 99.2.       Press release dated January 17, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX & HOUND RESTAURANT GROUP (Registrant)
January 17, 2006 (Date)	/s/ JAMES K. ZIELKE James K. Zielke Chief Financial Officer, Secretary, and Treasurer (Duly Authorized Officer)

Exhibit Index
99.1	Amended and Restated Agreement and Plan of Merger by and among Fox & Hound Restaurant Group, Fox Acquisition Company and F & H Finance Corp. dated January 17, 2006.
99.2	Press release dated January 17, 2006